EXHIBIT 2.7

CERTIFICATE OF MERGER

Expedite This Form: (select one)

Mail this form to one of the following:

☒	Yes	P.O. Box 1390
Columbus, OH 43216

***Requires an additional fee of $100***

☐	No	P.O. Box 1329
Columbus, OH 43216

Prescribed by J. Kenneth Blackwell

Ohio Secretary of State

Central Ohio: (614) 466-3910

Toll Free: 1-877-SOS-FILE (1-877-767-3453)

www.state.oh.us/sos

e-mail: busserv@sos.state.oh.us

CERTIFICATE OF MERGER

(For Domestic or Foreign, Profit or Non-Profit)

Filing Fee $125.00

(154-MER)

In accordance with the requirements of Ohio law, the undersigned corporations, banks, savings banks, savings and loan, limited liability companies, limited partnerships and/or partnerships with limited liability, desiring to effect a merger, set forth the following facts:

I. SURVIVING ENTITY

A. The name of the entity surviving the merger is:

      QuaTech, Inc.

B. Name Change: As a result of this merger, the name of the surviving entity has been changed to the following:

(Complete only if name of surviving entity is changing through the merger)

C. The surviving entity is a: (Please check the appropriate box and fill in the appropriate blanks)

☒	Domestic (Ohio) For-Profit Corporation, charter number 1145301

☐	Domestic (Ohio) Non-Profit Corporation, charter number

☐	Foreign (Non-Ohio) Corporation incorporated under the laws of the state/country of and licensed to transact business in the State of Ohio under license number

☐	Foreign (Non-Ohio) Corporation incorporated under the laws of the state/country of and NOT licensed to transact business in the state of Ohio,

☐	Domestic (Ohio) Limited Liability Company, with registration number

☐	Foreign (Non-Ohio) Limited Liability Company organized under the laws of the state/country of and registered to do business in the State of Ohio under registration number

☐	Foreign (Non-Ohio) Limited Liability Company organized under the laws of the state/country of and NOT registered to do business in the State of Ohio.

☐	Domestic (Ohio) Limited Partnership, with registration number

☐	Foreign (Non-Ohio) Limited Partnership organized under the laws of the state/country of

☐	Foreign (Non-Ohio) Limited Partnership organized under the laws of the state/country of and NOT registered to do business in the state of Ohio.

☐	Domestic (Ohio) Partnership having limited liability, with the registration number

☐	Foreign (Non-Ohio) Partnership having limited liability organized under the laws of the state/country of and registered to do business in the state of Ohio under registration number

☐	Foreign (Non-Ohio) Partnership having limited liability organized under the laws of the state/country of and NOT registered to do business in the state of Ohio.

☐	Foreign (Non-Ohio) Non-Profit incorporation under the laws of the state/country of and licensed to transact business in the state of Ohio under license number

☐	Foreign (Non-Ohio) Non-Profit incorporation under the laws of the state/country of and not licensed to transact business in the state of Ohio.

☐	General partnership not registered with the state of Ohio

II. MERGING ENTITY

The name, charter/license/registration number, type of entity, state/country of incorporation or organization, respectively, of which is the entities merging out of existence are as follows: (If this is insufficient space to reflect all merging entities, please attach a separate sheet listing the merging entities )

(Please list the Ohio charter, license/registration no. below)

Name/charter, license or registration #	State/Country of Organization	Type of Entity
DPAC Acquisition Sub, Inc.	Ohio/USA	Corporation
/Charter # 1536115		(for-profit)

III. MERGER AGREEMENT ON FILE

The name and mailing address of the person or entity from whom/which eligible persons may obtain a copy of the agreement of merger upon written request:

Steven D. Runkel, President	5675 Hudson Industrial Parkway
(name)	(street) NOTE: P.O. Box Addresses are NOT acceptable.

Hudson	Ohio	44236
(city, village or township)	(State)	(zip code)

IV. EFFECTIVE DATE OF MERGER

This merger is to be effective on:                      (if a date is specified, the date must be a date on or after the date of filing; the effective date of the merger cannot be earlier than the date of filing, if no date is specified, the date of filing will be the effective date of the merger).

V. MERGER AUTHORIZED

The laws of the state or country under which each constituent entity exists, permits this merger.

This merger was adopted, approved and authorized by each of the constituent entities in compliance with the laws of the state under which it is organized, and the persons signing this certificate on behalf of each of the constituent entities are duly authorized to do so.

VI. STATUTORY AGENT

The name and address of the surviving entity’s statutory agent upon whom any process, notice or demand may be served is:

Capital Corporate Services, Inc.	4568 Mayfield Road #213
(name)	(street) NOTE: P.O. Box Addresses are NOT acceptable.

Cleveland,	Ohio	44121
(city, village or township)		(zip code)

(This item MUST be completed if the surviving entity is a foreign entity which is not licensed, registered or otherwise authorized to conduct business in the state of Ohio)

VII. ACCEPTANCE OF AGENT

The undersigned, named herein as the statutory agent for the above referenced surviving entity, hereby acknowledges and accepts the appointment of statutory agent for said entity.

Signature of Agent

(The acceptance of agent must be completed by the surviving entities if through this merger the statutory agent has changed, or the named agent differs in any way from the name currently on record with the Secretary of State.)

VIII. STATEMENT OF MERGER

Upon filing, or upon such later date as specified herein, the merging entity/entities listed herein shall merge into the listed surviving entity

IX. AMENDMENTS

The articles of incorporation, articles of organization, certificate of limited partnership or registration of partnership having limited liability (circle appropriate term) of the surviving domestic entity have been amended.

☒ Attachments are provided	☐ No Changes

X. QUALIFICATION OR LICENSURE OF FOREIGN SURVIVING ENTITY

A. The listed surviving foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability desires to transact business in Ohio as a foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served in the state of Ohio. The name and complete address of the statutory agent is:

____________________________________	______________________________________________
(name)	(street) NOTE: P.O. Box Addresses are NOT acceptable.

__________________________________,	Ohio	_________________
(city, village or township)		(zip code)

The subject surviving foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability irrevocably consents to service of process on the statutory agent listed above as long as the authority of the agent continues, and to service of process upon the Secretary of State of Ohio if the agent cannot be found, if the corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability fails to designate another agent when required to do so, or if the foreign corporation’s, bank’s, savings bank’s, savings and loan’s, limited liability company’s, limited partnership’s or partnership having limited liability’s license or registration to do business on Ohio expires or is canceled.

B. The qualifying entity also states as follows: (Complete only if applicable)

1. Foreign Notice Under Section 1703.031

(If the qualifying entity is a foreign bank, savings bank, or savings and loan, then the following information must be completed.)

(a.) The name of the Foreign Nationally/Federally chartered bank, savings bank, or savings and loan association is

_____________________________________________________

(b.) The name(s) of any Trade Name(s) under which the corporation will conduct business:

_____________________________________________________

_____________________________________________________

_____________________________________________________

(c.) The location of the main office (non-Ohio) shall be:

(street address) NOTE: P.O. Box Addresses are NOT acceptable.

__________________________	_________________________	________________________	________________________
(city, township, or village)	(county)	(state)	(zip code)

(d.) The principal office location in the state of Ohio shall be:

(street address) NOTE: P.O. Box Addresses are NOT acceptable.

________________________	_____________________	Ohio	________________
(city, township, or village)	(county)	(state)	(zip code)

(Please note, if there will not be an office in the state of Ohio, please list none.)

(e.) The corporation will exercise the following purpose(s) in the state of Ohio:

Please provide a brief summary of the business to be conducted; a general clause is not sufficient)

2. Foreign Qualifying Limited Liability Company

(If the qualifying entity is a foreign limited liability company, the following information must be completed.)

(a.) The name of the limited liability company in its state of organization/registration is

(b.) The name under which the limited liability company desires to transact business in Ohio is

(c.) The limited liability company was organized or registered on                      under the laws of the state/country of

(d.) The address to which interested persons may direct requests for copies of the articles of organization, operating agreement, bylaws, or other charter documents of the company is:

(street address) NOTE: P.O. Box Addresses are NOT acceptable.

________________________	_____________________	Ohio	________________
(city, township, or village)	(county)	(state)	(zip code)

3. Foreign Qualifying Limited Partnership

(If the qualifying entity is a foreign limited partnership, the following information must be completed).

(a.) The name of the limited partnership is

(b.) The limited partnership was formed on

(c.) The address of the office of the limited partnership in its state/country of organization is:

(street address) NOTE: P.O. Box Addresses are NOT acceptable.

________________________	_____________________	Ohio	________________
(city, township, or village)	(county)	(state)	(zip code)

(d.) The limited partnership’s principal office address is:

(street address) NOTE: P.O. Box Addresses are NOT acceptable.

________________________	_____________________	Ohio	________________
(city, township, or village)	(county)	(state)	(zip code)

(e.) The names and business or residence addresses of the General partners of the partnership are as follows:

Name	Address

_________________________________________	_________________________________________

_________________________________________	_________________________________________

_________________________________________	_________________________________________

(If insufficient space to cover this item, please attach a separate sheet listing the general partners and their respective addresses)

(f.) The address of the office where a list of the names and business or residence addresses of the limited partners and their respective capital contributions is to be maintained is:

(street address) NOTE: P.O. Box Addresses are NOT acceptable.

________________________	_____________________	Ohio	________________
(city, township, or village)	(county)	(state)	(zip code)

The limited partnership hereby certifies that it shall maintain said records until the registration of the limited partnership in Ohio is canceled or withdrawn.

4. Foreign Qualifying Partnership Having Limited Liability

(a.) The name of the partnership shall be

(b.) Please complete the following appropriate section (either item b(l) or b(2)):

(1.) The address of the partnership’s principal office in Ohio is:

(street address) NOTE: P.O. Box Addresses are NOT acceptable.

________________________	_____________________	Ohio	________________
(city, township, or village)	(county)	(state)	(zip code)

(If the partnership does not have a principal office in Ohio, then items b2 must be completed)

(2.) The address of the partnership’s principal office (Non-Ohio):

(street address) NOTE: P.O. Box Addresses are NOT acceptable.

________________________	_____________________	ohio	________________
(city, township, or village)	(county)	(state)	(zip code)

(c.) The name and address of a statutory agent for service of process in Ohio is as follows:

(name)

(street address) NOTE: P.O. Box Addresses are NOT acceptable.

________________________	_____________________	Ohio	________________
(city, township, or village)	(county)	(state)	(zip code)

(d.) Please indicate the state or jurisdiction in which the Foreign Limited Liability Partnership has been formed

(e.) The business which the partnership engages in is:

The undersigned constituent entities have caused this certificate of merger to be signed by its duly authorized officers, partners and representatives on the date(s) stated below.

QuaTech, Inc.	DPAC Acquisition Sub, Inc.
(Exact name of entity)	(Exact name of entity)

By:	/s/ STEVEN D. RUNKEL	By:	/s/ CREIGHTON K. EARLY
Its:	Steven D. Runkel, President	Its:	Creighton K. Early, President
Date:		Date:

(Exact name of entity)		(Exact name of entity)

By:		By:
Its:		Its:
Date:		Date:

(Exact name of entity)		(Exact name of entity)

By:		By:
Its:		Its:
Date:		Date:

(Exact name of entity)		(Exact name of entity)

By:		By:
Its:		Its:
Date:		Date:

(Exact name of entity)		(Exact name of entity)

By:		By:
Its:		Its:
Date:		Date:

Expedite This Form: (select one)

Mail this form to one of the following:

☒	Yes	P.O. Box 1390
Columbus, OH 43216

***Requires an additional fee of $100***

☐	No	P.O. Box 1329
Columbus, OH 43216

Prescribed by J. Kenneth Blackwell

Ohio Secretary of State

Central Ohio: (614) 466-3910

Toll Free: 1-877-SOS-FILE (1-877-767-3453)

www.state.oh.us/sos

e-mail: busserv@sos.state.oh.us

Certificate of Amendment by

Shareholders or Members

(Domestic)

Filing Fee $50.00

(CHECK ONLY ONE (1) BOX)

(1) Domestic for Profit			(2) Domestic Non-Profit

☒ Amendment	☒	Amendment	☐	Amendment	☐	Amendment
(122-AMAP)		(125-AMDS)		(126-AMAN)		(128-AMD)

Complete the general information in this section for the box checked above.

Name of Corporation	QUATECH, INC.

Charter Number	1145301

Name of Officer	STEVEN D. RUNKEL

Title	PRESIDENT

☐	Please check if additional provisions are attached.

The above named Ohio corporation, does hereby certify that:

☒ A meeting of the	☒ shareholders directors	☐ members was duly called and
held on _________________
(date)

at which meeting a quorum was present in person or by proxy, based upon the quorum present, an affirmative vote was cast which entitled them to exercise                      % as the voting power of the corporation.

☐	In a writing signed by all of the

☐	shareholders directors

☐	members who would be entitled to the notice of a meeting or such other proportion not less than a majority as the articles of regulations or bylaws permit.

Clause applies if amended box is checked.

Resolved, that the following amended articles of incorporations be and the same are hereby adopted to supercede and take the place of the existing articles of incorporation and all amendments thereto.

All of the following information must be completed if an amended box is checked.

If an amendment box is checked, complete the areas that apply.

FIRST: The name of the corporation is:             QUATECH, INC.

SECOND: The place in the State of Ohio where its principal office is located is in the City of:

HUDSON	SUMMIT
(city, village or township)	(county)

THIRD: The purposes of the corporation are as follows:

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be formed under chapter 1701.04 of the Ohio Revised Code and all lawful acts and activities of the corporation are within the purposes of the corporation. The liability of the officers and directors of this corporation shall be limited to the fullest extent permissible under Ohio law.

FOURTH: The number of shares which the corporation is authorized to have outstanding is: 1,000 common/no par value

(Does	not apply to box (2))

REQUIRED

Must be authenticated (signed) by an authorized	/s/ STEVEN D. RUNKEL	2005
	Authorized Representative	Date
representative (See Instructions)	Steven D. Runkel, President
_______________________
	Authorized Representative	Date

_______________________
	Authorized Representative	Date